Exhibit 99.2

The Chubb Corporation	Supplementary Investor Information	March 31, 2006

This report is for informational purposes only. It should be read in conjunction with documents filed by
The Chubb Corporation with the Securities and Exchange Commission, including the most recent
Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE CHUBB CORPORATION
SUPPLEMENTARY INVESTOR INFORMATION
TABLE OF CONTENTS
MARCH 31, 2006

Page
The Chubb Corporation:
Consolidated Balance Sheet Highlights	1
Share Repurchase Activity	2

Summary of Invested Assets:
Corporate	3
Property and Casualty	3

Investment Income After Taxes:
Corporate	4
Property and Casualty	4

Property and Casualty Insurance Group:
Statutory Policyholders’ Surplus	4
Change in Net Unpaid Losses	5
Underwriting Results	6-10

Definitions of Key Terms	11

THE CHUBB CORPORATION
March 31, 2006
Share and per share amounts have been retroactively adjusted to reflect the two-for-one stock split effective March 31, 2006.

CONSOLIDATED BALANCE SHEET HIGHLIGHTS

	Mar. 31	Dec. 31
	2006	2005
	(in millions)
Invested Assets (at carrying value)
Short Term Investments	$1,653	$1,899
Fixed Maturities
Tax Exempt	16,375	15,955
Taxable	14,504	14,568
Equity Securities	2,387	2,212

Total Invested Assets	$34,919	$34,634

Unrealized Appreciation of Fixed Maturities Carried at Amortized Cost	$9	$11

Capitalization

Long Term Debt	$2,462	$2,467
Shareholders’ Equity	12,600	12,407

Total Capitalization	$15,062	$14,874

DEBT AS A PERCENTAGE OF TOTAL CAPITALIZATION	16.3%	16.6%

Actual Common Shares Outstanding	414.9	418.1

Book Value Per Common Share	$30.37	$29.67

Book Value Per Common Share, with Available-for-Sale Fixed Maturities at Amortized Cost	$30.39	$29.12

THE CHUBB CORPORATION
SHARE REPURCHASE ACTIVITY
(dollars in millions, except per share amounts)

	Three Months	From
	Ended	December 2005
	March 31, 2006	to March 31, 2006
Cost of Shares Repurchased	$249	$384

Average Cost Per Share	$47.73	$47.97

Shares Repurchased	5,225,562	8,013,362
In December 2005, the Board of Directors authorized the repurchase of up to 28,000,000 shares of the Corporation’s common stock. The authorization has no expiration date. As of March 31, 2006, 19,986,638 shares remained under the share repurchase authorization.

THE CHUBB CORPORATION
SUMMARY OF INVESTED ASSETS
CORPORATE

	Cost or		Market		Carrying
	Amortized Cost		Value		Value
	Mar. 31	Dec. 31	Mar. 31	Dec. 31	Mar. 31	Dec. 31
	2006	2005	2006	2005	2006	2005
	(in millions)
Short Term Investments	$827	$929	$827	$929	$827	$929

Taxable Fixed Maturities	1,339	1,355	1,305	1,338	1,305	1,338

Equity Securities	4	5	8	8	8	8

TOTAL	$2,170	$2,289	$2,140	$2,275	$2,140	$2,275

PROPERTY AND CASUALTY

	Cost or		Market		Carrying
	Amortized Cost		Value		Value
	Mar. 31	Dec. 31	Mar. 31	Dec. 31	Mar. 31	Dec. 31
	2006	2005	2006	2005	2006	2005
	(in millions)
Short Term Investments	$826	$970	$826	$970	$826	$970

Fixed Maturities

Tax Exempt	16,243	15,654	16,384	15,966	16,375	15,955

Taxable	13,313	13,160	13,199	13,230	13,199	13,230

Common Stocks	2,181	2,031	2,324	2,149	2,324	2,149

Preferred Stocks	52	52	55	55	55	55

TOTAL	$32,615	$31,867	$32,788	$32,370	$32,779	$32,359

THE CHUBB CORPORATION
INVESTMENT INCOME AFTER TAXES

	THREE MONTHS ENDED
	MARCH 31
	2006	2005
	(in millions)
CORPORATE INVESTMENT INCOME	$15	$8

PROPERTY AND CASUALTY INVESTMENT INCOME
(Amounts are shown net of applicable income taxes)

Dividends	$8	$12
Taxable Interest	113	96
Tax Exempt Interest	164	149
Investment Expenses	(6)	(5)

TOTAL	$279	$252

Effective Tax Rate	19.8%	19.5%

After Tax Annualized Yield	3.45%	3.42%
After tax annualized yield is based on the average invested assets for the periods presented with fixed maturities at amortized cost and equity securities at market value.
STATUTORY POLICYHOLDERS’ SURPLUS

	Mar. 31	Mar. 31	Dec. 31
	2006	2005	2005
	(in millions)
Estimated Statutory Policyholders’ Surplus	$9,650	$8,230	$8,910

Rolling Year Statutory Net Premiums Written	12,112	12,043	12,244

Ratio of Statutory Net Premiums Written to Policyholders’ Surplus	1.26:1	1.46:1	1.37:1
Statutory Policyholders’ Surplus and Net Premiums Written include all domestic and foreign property and casualty subsidiaries.

THE CHUBB CORPORATION
PROPERTY AND CASUALTY
CHANGE IN NET UNPAID LOSSES
THREE MONTHS ENDED MARCH 31, 2006

	Net Unpaid Losses				All Other
				IBNR	Unpaid Losses
			Increase	Increase	Increase
	3/31/06	12/31/05	(Decrease)	(Decrease)	(Decrease)
			(in millions)
Personal Insurance
Automobile	$421	$418	$3	$1	$2
Homeowners	684	697	(13)	1	(14)
Other	578	580	(2)	23	(25)

Total Personal	1,683	1,695	(12)	25	(37)

Commercial Insurance
Multiple Peril	1,593	1,596	(3)	7	(10)
Casualty	4,936	4,837	99	93	6
Workers’ Compensation	1,600	1,551	49	47	2
Property and Marine	698	755	(57)	(15)	(42)

Total Commercial	8,827	8,739	88	132	(44)

Specialty Insurance
Professional Liability	7,021	6,777	244	216	28
Surety	49	46	3	1	2

Total Specialty	7,070	6,823	247	217	30

Total Insurance	17,580	17,257	323	374	(51)
Reinsurance Assumed	1,451	1,456	(5)	(39)	34

Total	$19,031	$18,713	$318	$335	$(17)

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED MARCH 31, 2006 AND 2005
(MILLIONS OF DOLLARS)

	Personal				Other		Total
	Automobile		Homeowners		Personal		Personal
	2006	2005	2006	2005	2006	2005	2006	2005
Net Premiums Written	$155	$146	$488	$452	$149	$158	$792	$756
Increase (Decrease) in Unearned Premiums	(9)	(11)	(46)	(45)	10	19	(45)	(37)

Net Premiums Earned	164	157	534	497	139	139	837	793

Net Losses Paid	98	94	236	252	87	53	421	399
Increase (Decrease) in Outstanding Losses	3	12	(13)	(13)	(2)	29	(12)	28

Net Losses Incurred	101	106	223	239	85	82	409	427

Expenses Incurred	44	41	156	147	44	44	244	232
Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income (Loss)	$19	$10	$155	$111	$10	$13	$184	$134

Ratios After Dividends to Policyholders:

Loss	61.6%	67.6%	41.7%	48.0%	61.2%	58.6%	48.9%	53.7%
Expense	28.4	28.1	32.0	32.6	29.5	28.2	30.8	30.8

Combined	90.0%	95.7%	73.7%	80.6%	90.7%	86.8%	79.7%	84.5%

Premiums Written as a % of Total	5.3%	4.7%	16.7%	14.8%	5.1%	5.2%	27.1%	24.7%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED MARCH 31, 2006 AND 2005
(MILLIONS OF DOLLARS)

					Commercial		Commercial
	Commercial		Commercial		Workers’		Property		Total
	Multiple Peril		Casualty		Compensation		and Marine		Commercial
	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005
Net Premiums Written	$326	$336	$440	$452	$256	$278	$303	$299	$1,325	$1,365
Increase (Decrease) in Unearned Premiums	(1)	5	5	26	26	49	16	28	46	108

Net Premiums Earned	327	331	435	426	230	229	287	271	1,279	1,257

Net Losses Paid	129	157	191	150	82	80	150	106	552	493
Increase (Decrease) in Outstanding Losses	(3)	7	99	135	49	67	(57)	(13)	88	196

Net Losses Incurred	126	164	290	285	131	147	93	93	640	689

Expenses Incurred	104	110	122	121	49	55	101	107	376	393
Dividends Incurred	—	—	—	—	7	6	—	—	7	6

Statutory Underwriting Income (Loss)	$97	$57	$23	$20	$43	$21	$93	$71	$256	$169

Ratios After Dividends to Policyholders:

Loss	38.5%	49.5%	66.7%	66.8%	58.7%	65.9%	32.4%	34.4%	50.3%	55.1%
Expense	31.9	32.7	27.7	26.9	19.7	20.2	33.3	35.7	28.5	28.9

Combined	70.4%	82.2%	94.4%	93.7%	78.4%	86.1%	65.7%	70.1%	78.8%	84.0%

Premiums Written as a % of Total	11.1%	11.0%	15.0%	14.8%	8.8%	9.1%	10.4%	9.8%	45.3%	44.7%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED MARCH 31, 2006 AND 2005
(MILLIONS OF DOLLARS)

	Professional				Total
	Liability		Surety		Specialty
	2006	2005	2006	2005	2006	2005
Net Premiums Written	$615	$646	$65	$53	$680	$699
Increase (Decrease) in Unearned Premiums	(70)	(32)	1	9	(69)	(23)

Net Premiums Earned	685	678	64	44	749	722

Net Losses Paid	236	325	(1)	18	235	343
Increase (Decrease) in Outstanding Losses	244	200	3	32	247	232

Net Losses Incurred	480	525	2	50	482	575

Expenses Incurred	157	156	22	20	179	176
Dividends Incurred	—	—	—	1	—	1

Statutory Underwriting Income (Loss)	$48	$(3)	$40	$(27)	$88	$(30)

Ratios After Dividends to Policyholders:

Loss	70.1%	77.5%	3.1%	117.0%	64.4%	79.9%
Expense	25.5	24.1	33.9	37.1	26.3	25.1

Combined	95.6%	101.6%	37.0%	154.1%	90.7%	105.0%

Premiums Written as a % of Total	21.0%	21.1%	2.2%	1.8%	23.2%	22.9%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED MARCH 31, 2006 AND 2005
(MILLIONS OF DOLLARS)

	Total		Reinsurance		Worldwide
	Insurance		Assumed		Total
	2006	2005	2006	2005	2006	2005
Net Premiums Written	$2,797	$2,820	$128	$236	$2,925	$3,056
Increase (Decrease) in Unearned Premiums	(68)	48	(26)	(27)	(94)	21

Net Premiums Earned	2,865	2,772	154	263	3,019	3,035

Net Losses Paid	1,208	1,235	92	90	1,300	1,325
Increase (Decrease) in Outstanding Losses	323	456	(5)	54	318	510

Net Losses Incurred	1,531	1,691	87	144	1,618	1,835

Expenses Incurred	799	801	51	78	850	879
Dividends Incurred	7	7	—	—	7	7

Statutory Underwriting Income (Loss)	$528	$273	$16	$41	544	314

Increase (Decrease) in Deferred Acquisition Costs					(8)	5

GAAP Underwriting Income					$536	$319

Ratios After Dividends to Policyholders:

Loss	53.6%	61.1%	56.5%	55.0%	53.8%	60.6%
Expense	28.6	28.5	39.8	33.0	29.1	28.8

Combined	82.2%	89.6%	96.3%	88.0%	82.9%	89.4%

Premiums Written as a % of Total	95.6%	92.3%	4.4%	7.7%	100.0%	100.0%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED MARCH 31, 2006 AND 2005
(MILLIONS OF DOLLARS)

					Worldwide
	United States		Foreign		Total
	2006	2005	2006	2005	2006	2005
Net Premiums Written	$2,268	$2,389	$657	$667	$2,925	$3,056
Increase (Decrease) in Unearned Premiums	(176)	(77)	82	98	(94)	21

Net Premiums Earned	2,444	2,466	575	569	3,019	3,035

Net Losses Paid	1,093	1,170	207	155	1,300	1,325
Increase (Decrease) in Outstanding Losses	237	355	81	155	318	510

Net Losses Incurred	1,330	1,525	288	310	1,618	1,835

Expenses Incurred	621	656	229	223	850	879
Dividends Incurred	7	7	—	—	7	7

Statutory Underwriting Income (Loss)	$486	$278	$58	$36	544	314

Increase (Decrease) in Deferred Acquisition Costs					(8)	5

GAAP Underwriting Income					$536	$319

Ratios After Dividends to Policyholders:

Loss	54.6%	62.0%	50.1%	54.5%	53.8%	60.6%
Expense	27.5	27.5	34.9	33.4	29.1	28.8

Combined	82.1%	89.5%	85.0%	87.9%	82.9%	89.4%

Premiums Written as a % of Total	77.5%	78.2%	22.5%	21.8%	100.0%	100.0%

THE CHUBB CORPORATION
Definitions of Key Terms
Underwriting Income (Loss)
Management evaluates underwriting results separately from investment results. The underwriting operations consist of four separate business units: personal insurance, commercial insurance, specialty insurance and reinsurance assumed. Performance of the business units is measured based on statutory underwriting results. Statutory accounting principles applicable to property and casualty insurance companies differ in certain respects from generally accepted accounting principles (GAAP). Under statutory accounting principles, policy acquisition and other underwriting expenses are recognized immediately, not at the time premiums are earned. Statutory underwriting income (loss) is arrived at by reducing premiums earned by losses and loss expenses incurred and statutory underwriting expenses incurred.
Management uses underwriting results determined in accordance with GAAP, among other measures, to assess the overall performance of the underwriting operations. To convert statutory underwriting results to a GAAP basis, policy acquisition expenses are deferred and amortized over the period in which the related premiums are earned. Underwriting income (loss) determined in accordance with GAAP is defined as premiums earned less losses and loss expenses incurred and GAAP underwriting expenses incurred.
Property and Casualty Investment Income After Income Tax
Management uses property and casualty investment income after income tax, a non-GAAP financial measure, to evaluate its investment performance because it reflects the impact of any change in the proportion of the investment portfolio invested in tax-exempt securities and is therefore more meaningful for analysis purposes than investment income before income taxes.
Book Value per Common Share with Available-for-Sale Fixed Maturities at Amortized Cost
Book value per common share represents the portion of consolidated shareholders’ equity attributable to one share of common stock outstanding as of the balance sheet date. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income, the after-tax appreciation or depreciation on the Corporation’s available-for-sale fixed maturities, which are carried at market value. The appreciation or depreciation on available-for-sale fixed maturities is subject to fluctuation due to changes in interest rates and therefore could distort the analysis of trends. Management believes that book value per common share with available-for-sale fixed maturities at amortized cost, a non-GAAP financial measure, is an important measure of the underlying equity attributable to one share of common stock.
Combined Ratio or Combined Loss and Expense Ratio
The combined loss and expense ratio, expressed as a percentage, is the key measure of underwriting profitability. Management uses the combined loss and expense ratio calculated in accordance with statutory accounting principles applicable to property and casualty insurance companies to evaluate the performance of the underwriting operations. It is the sum of the ratio of losses and loss expenses to premiums earned (loss ratio) plus the ratio of statutory underwriting expenses to premiums written (expense ratio) after reducing both premium amounts by dividends to policyholders.